SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 9, 1997


                              PATHMARK STORES, INC.
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               (Exact name of registrant as specified in charter)


           Delaware                      1-5287                  22-2879612
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(State or other jurisdiction      (Commission File No.)         (IRS Employer
     of incorporation                                        Identification No.)



301 Blair Road, P.O. Box 5301, Woodbridge, New Jersey            07095-0915
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(Address of Principal Executive Offices)                         (Zip Code)



Registrant's telephone number, including area code:  (732) 499-3000

         Item 5. Other Events

         News release of Pathmark Stores, Inc. (the "Company"), dated July 9, 1997, announcing Pathmark's completion of a $500 million refinancing, filed as
Exhibit 28 to this Report, is incorporated by reference herein.

         Additionally, to the extent permitted by its new credit agreement, the Company may, from time to time, repurchase a portion of its 11.625% Subordinated Notes due 2002 and 12.625% Subordinated Debentures due 2002, in such amounts and for such consideration as the Company shall determine, in light of prevailing market conditions.

         Item 7.  Financial Statements, Pro Forma Financial
                  Information and Exhibits

                                    EXHIBITS


Designation                 Description                    Method of Filing
-----------                 -----------                    ----------------

Exhibit 28          News release of Pathmark,            Filed with this report.
                    dated July 9, 1997, announcing
                    Pathmark's completion of its
                    $500 million refinancing.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized on the date indicated.


                                            PATHMARK STORES, INC.
                                   -----------------------------------------
                                                (Registrant)


Date:  July 10, 1997               By:     /s/Marc A. Strassler
                                      --------------------------------------
                                           Marc A. Strassler
                                           Vice President and Secretary

                                  EXHIBIT INDEX

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Designation                 Description                                  Page
-----------                 -----------                                  ----

Exhibit 28           News release of the Company,                          4
                     dated July 9, 1997 announcing
                     the completion of its $500
                     million refinancing.




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